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                                                                   Exhibit 10.52



THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED AND QUALIFIED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED TRANSACTION DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION.


                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into effective as of the 1st day of July, 1996, by and between Reddi Brake Supply Corporation, a Nevada corporation ("Optionor"), and Martin E. Janis & Company, Inc. ("Optionee") with reference to the following facts:

         A. Pursuant to the terms of a consulting agreement dated June 11, 1996, Optionor has agreed to grant to Optionee an option to purchase up to 150,000 authorized and unissued shares of Optionor's common stock, par value $.0001 per share (the "Common Stock"), as consideration for Optionee's service as a public relations consultant during the one year period commencing July 1, 1996.

         B. The Board of Directors of Optionor has approved the grant by Optionor to Optionee of an option to purchase up to 150,000 shares of the Common Stock, upon the terms and subject to the conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

         1.      GRANT OF OPTION; TERM AND CONSIDERATION.

                 1.1 Subject to the terms of Paragraph 7, Optionor hereby grants to Optionee an irrevocable option (the "Option") to purchase up to 150,000 shares of Common Stock (the "Option Shares") at a purchase price equal to Three Dollars and No Cents ($3.00) per Option Share (the "Exercise Price"), all on the terms, covenants and conditions set forth in this Agreement.

                 1.2 The term of the Option shall commence as of the date hereof and shall expire, and all rights to purchase the Option Shares shall terminate, at 5:00 p.m. Pacific Standard Time on June 30, 1999 (the "Term"), unless sooner terminated or sooner exercised, as provided herein. The Option shall be immediately exercisable.
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         2.      EXERCISE OF OPTION.

                 Optionee may exercise the Option, if at all, at any time during the Term by delivering a Notice of Exercise to Optionor specifying the number of Option Shares to be purchased and accompanied by cash or a certified or bank cashier's check, payable to the order of Optionor, in the amount of the Exercise Price times the number of Option Shares to be purchased. As soon as practicable after any exercise of this Option in accordance with the foregoing provisions, Optionor shall deliver to Optionee at the main office of Optionee, or at such other place as shall be mutually acceptable, a certificate or certificates representing the Option Shares as to which the Option has been exercised. In no event shall Optionor be required to issue any fractional Option Shares.

         3.      RESTRICTION ON ISSUANCE OF OPTION SHARES AND DELIVERY.

                 If authorization of any regulatory commission or agency is required for the lawful delivery of any certificate representing Option Shares, Optionor may withhold delivery of such certificate until such authorization has been granted. Optionor will use its best efforts to obtain such authorizations, but if Optionor is unable to obtain such authorizations from such regulatory commission or agency, which counsel for Optionor deems necessary for the lawful delivery of such certificate, Optionor shall be relieved from any liability for failure to deliver such certificate until such time that such authorization is obtained or is obtainable.

         4.      RIGHTS AS SHAREHOLDER.

                 Optionee shall have no rights as a shareholder with respect to any Option Shares covered by the Option until the date of issuance of a stock certificate to Optionee for such Option Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         5.      CHANGES IN CAPITAL STRUCTURE.

                 5.1 The number and class of shares subject to the Option and the Exercise Price (but not the total price) shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock of Optionor which results from a split-up or consolidation of shares, payment of a stock dividend or stock dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that upon exercise of the Option, Optionee shall receive the number and class of shares he would have received had he been the holder of the number of shares of the Common Stock for which the Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of Optionor.

                 5.2 Upon a reorganization, merger or consolidation of Optionor with one or more corporations as a result of which Optionor is not the surviving corporation, a sale of all or substantially all of the property of Optionor to another corporation or any dividend or distribution to stockholders of more than ten percent of Optionor's assets, adequate adjustment





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or other provisions shall be made by Optionor or other party to such transaction so that there shall remain and/or be substituted for the Option Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for the Option Shares then remaining under the Option, as if Optionee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

         6.      RESTRICTIONS ON TRANSFER; COMPLIANCE WITH SECURITIES ACT OF
                 1933.

                 6.1      Optionee represents, warrants and agrees that:

                          a.  Optionee understands that the issuance of the
Option has not been, and the issuance of the Option Shares will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities law, and that the Option and the Option Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being, or will be, acquired from the Optionor in a transaction or transactions not involving a public offering.

                          b.  The Option has been acquired by Optionee for
investment, for Optionee's own account and not with a view to or for sale in connection with any distribution thereof. Upon the exercise of the Option, or any part thereof, Optionee will acquire the Option Shares for investment, for Optionee's own account and not with a view to or for sale in connection with any distribution thereof.

                          c.  Optionee will not sell, transfer, assign,
hypothecate or otherwise dispose of the Option or any Option Shares without compliance with the transfer restrictions and procedures set forth in this Agreement.

                 6.2 The Option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to attachment, execution, garnishment, sequestration, the law of bankruptcy or any other legal or equitable process. Any attempted assignment, transfer, pledge, hypothecation or other disposition contrary to the provisions of this Agreement, and the levy of any execution, attachment or similar process on the Option, shall be null and void and without effect.

                 6.3 No Option Shares may be sold, transferred, pledged or hypothecated unless (i) the transaction has been registered under the Securities Act and the registration statement relating thereto is then in effect, or (ii) the Optionor shall have been supplied with a written notice of the proposed transfer, setting forth the circumstances and details thereof, and an opinion of counsel, in form and substance reasonably satisfactory to the Optionor, to the effect that such transfer may be made without registration under the Securities Act and without registration or qualification under any applicable state securities laws.





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                 6.4      Each agreement representing the Option and each
certificate for Option Shares issued upon exercise of the Option or to any subsequent transferee shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or registered or qualified under any state securities laws. The securities may not be sold, transferred, pledged or hypothecated unless registered and qualified under applicable federal and state securities laws or unless the issuer has received an opinion of counsel, in form and substance reasonably satisfactory to it, to the effect that the proposed transaction does not require such registration or qualification."

                 6.5 Optionor shall be entitled to notify its transfer agent of the status of any Option Shares issued pursuant to this Agreement and to take such other action as shall be reasonable and proper to prevent any violation of the Securities Act or any state securities law.

         7.      COVENANTS OF OPTIONOR.

                 Optionor covenants and agrees that all Option Shares which may be issued upon the exercise of the Option will, upon issuance, be validly issued, fully-paid and nonassessable and free from all liens, encumbrances or charges of any kind, other than any liens, encumbrances or charges created by a holder of the Option. Optionor has advised Optionee that it does not presently have sufficient authorized but unissued shares of Common Stock to meet its aggregate existing potential obligations under outstanding options, warrants, convertible notes and preferred stock. Accordingly, Optionor covenants and agrees that it will promptly undertake reasonable efforts to obtain shareholder approval of an amendment to its Articles of Incorporation increasing its authorized Common Stock and following such approval, during the period in which the Option may be exercised, will reserve and keep available out of its authorized and unissued shares of Common Stock the full number of shares necessary to provide for the exercise of the rights of purchase represented by the Option.

         8.      NOTICES.

                 All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by telex or telecopy (and promptly confirmed by mail) to the parties as follows (or at such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of changes of address shall only be effective upon receipt):

                          If to Optionor to:

                          Reddi Brake Supply Corporation
                          1376 Walter Street
                          Ventura, California  93003





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                          with a copy to:

                          Ervin, Cohen & Jessup
                          9401 Wilshire Boulevard
                          Suite 900
                          Beverly Hills, California  90212
                          Attn:  Kenneth A. Luer

                          If to Optionee to:

                          Martin E. Janis & Company, Inc.
                          919 North Michigan Avenue
                          Chicago, Illinois  60611

         9.      NUMBER AND GENDER.

                 Terms used herein in any number or gender include other numbers or genders, as the context may require.

         10.     COUNTERPARTS.

                 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11.     GOVERNING LAW.

                 This Agreement and performance under it, shall be construed in accordance with and under the laws of the State of California. Should a court or other body of competent jurisdiction determine that any term or provision of this Agreement is excessive in scope, such term or provision shall be adjusted rather than voided and interpreted so as to be enforceable to the fullest extent possible, and all other terms and provisions of this Agreement shall be deemed valid and enforceable to the fullest extent possible.

         12.     BINDING EFFECT; PARTIES IN INTEREST.

                 This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the successor and assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective successors or assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         13.     ENTIRE AGREEMENT.

                 This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement may be amended or modified at any time and in all respects only by an instrument in writing executed by Optionor and Optionee.





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         14.     FURTHER ASSURANCES.

                 Each of the parties hereto shall execute and deliver any and all additional papers and documents, and shall do any and all further acts and thing, as may be reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of this Agreement.

         15.     ATTORNEYS FEES.

                 In the event that any party hereto brings an action or proceeding for a declaration of the rights of the parties under this Agreement, for injunctive relief, for an alleged breach or default, or any other action arising out of this Agreement or the transactions contemplated hereby, or in the event that any party is in default of its obligations pursuant hereto, whether or not suit is filed or prosecuted to final judgement, the prevailing party shall be entitled to reasonable attorneys' fees, in addition to any other court costs incurred and any other damages or relief awarded.

         16.     MODIFICATIONS, AMENDMENTS AND WAIVERS.

                 No amendment, change or modification of this Agreement shall be valid unless it is in writing, is signed by all of the parties hereto, and expressly states that an amendment, change or modification of this Agreement is being made. No claim of waiver, consent or acquiescence with respect to any provision of this Agreement shall be made against any party hereto except on the basis of a written instrument executed by or on behalf of such party. The party hereto for whose benefit a condition is herein inserted shall have the unilateral right to waive such condition.

         17.     FURTHER ASSURANCES.

                 Each of the parties hereto shall execute and deliver any and all additional papers and documents, and shall do any and all further acts and thing, as may be reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of this Agreement.

         18.     ATTORNEYS FEES.

                 In the event that any party hereto brings an action or proceeding for a declaration of the rights of the parties under this Agreement, for injunctive relief, for an alleged breach or default, or any other action arising out of this Agreement or the transactions contemplated hereby, or in the event that any party is in default of its obligations pursuant hereto, whether or not suit is filed or prosecuted to final judgement, the prevailing party shall be entitled to reasonable attorneys' fees, in addition to any other court costs incurred and any other damages or relief awarded.

         19.     MODIFICATIONS, AMENDMENTS AND WAIVERS.

                 No amendment, change or modification of this Agreement shall be valid unless it





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is in writing, is signed by all of the parties hereto, and expressly states that an amendment, change or modification of this Agreement is being made. No claim of waiver, consent or acquiescence with respect to any provision of this Agreement shall be made against any party hereto except on the basis of a written instrument executed by or on behalf of such party. The party hereto for whose benefit a condition is herein inserted shall have the unilateral right to waive such condition.

         IN WITNESS WHEREOF, Optionor and Optionee have executed this Agreement as of the date first above written.

                       "OPTIONOR"

                       REDDI BRAKE SUPPLY CORPORATION


                       By:___________________________________________________
                             S. Gerald Birin, Executive Vice President


                       "OPTIONEE"

                       MARTIN E. JANIS & COMPANY, INC.


                       By:___________________________________________________

                       Its:__________________________________________________





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